UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2026
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JAMES HARDIE INDUSTRIES plc
(Exact name of registrant as specified in its charter)
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Ireland (State or other jurisdiction of incorporation or organization)	1-15240 (Commission File Number)	98-0382260 (I.R.S. Employer Identification Number)
1st Floor, Block A One Park Place Upper Hatch Street, Dublin 2		D02 FD79 Ireland
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (353) 1411 6924
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, 0.59 Euro par value per share	JHX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 - Results of Operations and Financial Condition.
On August 6, 2026, James Hardie Industries plc (the “Company”) released earnings information for the fiscal quarter ended June 30, 2026, as well as updated fiscal year 2027 guidance. A copy of the press release is furnished as Exhibit 99.1 to this report.
In accordance with General Instructions B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 - Financial Statements and Exhibits.
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release dated August 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2026	JAMES HARDIE INDUSTRIES plc

	By:	/s/ Ryan Lada
	Name:	Ryan Lada
	Title:	Chief Financial Officer